Regulatory Capital and Liquidity Requirements	12 Months Ended
Dec. 31, 2016
Mortgage Banking [Abstract]
Regulatory Capital and Liquidity Requirements

Note 34—Regulatory Capital and Liquidity Requirements

PMC is a seller-servicer for Fannie Mae and Freddie Mac. The Company is required to comply with the following minimum capital and liquidity eligibility requirements to remain in good standing with each Agency:

•	A minimum net worth of a base of $2.5 million plus 25 basis points of UPB for total 1-4 unit residential mortgage loans serviced;
•	A tangible net worth/total assets ratio greater than or equal to 6%; and
•

Liquidity equal to or exceeding 3.5 basis points multiplied by the aggregate UPB of all mortgages secured by 1-4 unit residential properties serviced for Freddie Mac and Fannie Mae (“Agency Mortgage Servicing”) plus 200 basis points multiplied by the sum of nonperforming (90 or more days delinquent) Agency Mortgage Servicing that exceeds 6% of Agency Mortgage Servicing.

Such Agencies’ capital and liquidity requirements, the calculations of which are defined by each entity, are summarized below:

	December 31, 2016
	Net Worth (1)		Tangible Net Worth / Total Assets Ratio (1)		Liquidity (1)
Fannie Mae and Freddie Mac	Actual	Required	Actual	Required	Actual	Required
	(in thousands)
December 31, 2016	$392,056	$143,259	12%	6%	$26,670	$19,706
December 31, 2015	$409,930	$107,405	13%	6%	$46,030	$16,481

(1)	Calculated in accordance with the respective Agency’s capital and liquidity requirements.

Noncompliance with the respective Agency’s capital and liquidity requirements can result in the respective Agency taking various remedial actions up to and including removing the Company’s ability to sell loans to and service loans on behalf of the respective Agency.